UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 7, 2014

ACORN ENERGY, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-19771	22-2786081
(State or Other Jurisdiction	(Commission file Number)	(IRS Employer
of Incorporation)		Identification No.)

3903 Centerville Road, Wilmington, Delaware	19807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 656-1707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2014, the Board of Directors of the Registrant appointed Joseph Musanti, 56, as Chief Operating Officer of Acorn Energy, Inc., effective immediately. Mr. Musanti will continue to serve as President & CEO of each of the Registrant's GridSense and OmniMetrix subsidiaries, as well as CFO of the Registrant's USSI subsidiary. He will remain a GridSense employee and it is anticipated that his annual base salary will be increased by $25,000 (the “Additional Compensation”). Registrant will reimburse GridSense for the cost of the Additional Compensation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 9th day of January, 2014.

ACORN ENERGY, INC.

By:	/s/Heather K. Mallard
Name:	Heather K. Mallard
Title:	Vice President, General Counsel & Secretary

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